Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets, excluding Software (Detail) - Other Intangible Assets [Member] $ in Millions	Dec. 31, 2017 USD ($)
Finite-Lived Intangible Assets [Line Items]
2018	$ 1,493
2019	1,534
2020	1,328
2021	562
2022	$ 491